                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the filing of a universal self registration statement on Form S-3 relating to debt and equity securities to be issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.


     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of April, 1998.


                                                /s/ NEIL A. ARMSTRONG
                                                --------------------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the filing of a universal self registration statement on Form S-3 relating to debt and equity securities to be issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.


     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of April, 1998.


                                                /s/ VICTOR G. BEGHINI
                                                --------------------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the filing of a universal self registration statement on Form S-3 relating to debt and equity securities to be issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.


     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of April, 1998.


                                                /s/ JEANETTE GRASSELLI BROWN
                                                --------------------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the filing of a universal self registration statement on Form S-3 relating to debt and equity securities to be issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.


     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of April, 1998.


                                                /s/ CHARLES A. CORRY
                                                --------------------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the filing of a universal self registration statement on Form S-3 relating to debt and equity securities to be issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.


     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of April, 1998.


                                                /s/ ROBERT M. HERNANDEZ
                                                --------------------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the filing of a universal self registration statement on Form S-3 relating to debt and equity securities to be issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.


     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of April, 1998.


                                                /s/ CHARLES R. LEE
                                                --------------------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the filing of a universal self registration statement on Form S-3 relating to debt and equity securities to be issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.


     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of April, 1998.


                                                /s/ PAUL E. LEGO
                                                --------------------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the filing of a universal self registration statement on Form S-3 relating to debt and equity securities to be issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.


     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of April, 1998.


                                                /s/ RAY MARSHALL
                                                --------------------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the filing of a universal self registration statement on Form S-3 relating to debt and equity securities to be issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.


     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of April, 1998.


                                                /s/ JOHN F. MCGILLICUDDY
                                                --------------------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the filing of a universal self registration statement on Form S-3 relating to debt and equity securities to be issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.


     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of April, 1998.


                                                /s/ JOHN M. RICHMAN
                                                --------------------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the filing of a universal self registration statement on Form S-3 relating to debt and equity securities to be issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.


     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of April, 1998.


                                                /s/ SETH E. SCHOFIELD
                                                --------------------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the filing of a universal self registration statement on Form S-3 relating to debt and equity securities to be issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.


     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of April, 1998.


                                                /s/ THOMAS J. USHER
                                                --------------------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the filing of a universal self registration statement on Form S-3 relating to debt and equity securities to be issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.


     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of April, 1998.


                                                /s/ PAUL J. WILHELM
                                                --------------------------------

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M. Hernandez, Edward F. Guna, and Kenneth L. Matheny, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the filing of a universal self registration statement on Form S-3 relating to debt and equity securities to be issued by USX, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.


     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of April, 1998.


                                                /s/ DOUGLAS C. YEARLEY
                                                --------------------------------